       LEGG MASON
--------------------------------------------------------------------------------

       SPECIAL INVESTMENT TRUST, INC.

                                      ANNUAL REPORT TO SHAREHOLDERS
                                      March 31, 2002
                                      Institutional Class


                                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Institutional Class shares of the Legg Mason Special Investment Trust, as of March 31, 2002:

                                        TOTAL RETURNS(A)
                                      --------------------
                                      3 MONTHS   12 MONTHS
----------------------------------------------------------
Special Investment Trust               +6.14%     +16.69%
Lipper Mid-Cap Core
  Funds(B)                             +3.39%     +10.95%
Russell 2000 Index(C)                  +3.98%     +13.98%

  As the table indicates, Special Investment Trust's results were strong in both the three- and twelve-month periods. Beginning on page 3, Lisa Rapuano, the Fund's portfolio manager, discusses recent performance and the investment outlook. Detailed long-term investment results for the Fund are shown in the Portfolio Manager's Comments and in the Performance Information sections of this report.

  PricewaterhouseCoopers LLP, independent accountants for the Fund, has completed its annual examination, and audited financial statements for the fiscal year ended March 31, 2002, are included in this report.

                                          Sincerely,

                                          /s/ JOHN F. CURLEY, JR.

                                          John F. Curley, Jr.
                                          Chairman

                                          /s/ MARK R. FETTING

                                          Mark R. Fetting
                                          President

April 30, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

(B) Average of the 233 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

(C) An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market.

Portfolio Manager's Comments

First Quarter 2002

Legg Mason Special Investment Trust, Inc.

  Cumulative results for the Fund and some comparative indices for the year ended March 31, 2002, were as follows:

                                              THREE                                                  SINCE
                                              MONTHS      1 YEAR       3 YEARS      5 YEARS       INCEPTION(A)
--------------------------------------------------------------------------------------------------------------
Special Investment Trust Institutional Class  +6.14%      +16.69%      +25.98%      +114.71%        +232.79%

Lipper Mid-Cap Core Funds(B)                  +3.39%      +10.95%      +40.23%       +84.06%        +183.92%
S&P 500 Stock Composite Index(C)              +0.23%       +0.21%       -7.43%       +62.30%        +186.09%
Russell 2000 Index(D)                         +3.98%      +13.98%      +32.50%       +57.59%        +129.63%
S&P Mid-Cap 400 Index(E)                      +6.72%      +18.86%      +52.71%      +128.62%        +254.79%

---------------

Source: Lipper Inc.

  We had very strong results on both an absolute and relative basis over the last year, especially compared with the S&P 500 Index of larger companies, widely considered to be "the market." We also beat the Lipper average of our mid-cap core fund peers and the Russell 2000 Index of small companies. However, we trailed the S&P Mid-Cap 400 Index, which measures a group of medium-sized companies. Our quarterly results followed the same pattern, and our longer-term results remain solid.

  A year ago, we wrote to you about negative returns across all market indices and a general market environment that universally hated technology and favored ONLY old-fashioned value stocks. These past twelve months remained weak in the larger-cap names, specifically in large-cap technology, but saw significant recovery in small-and medium-sized companies' stocks. On a sector basis, the pockets of good and bad were not nearly as well defined as last year.

  Our portfolio's individual stock performance was not dominated by any particular industry. The common theme once again, however, was that each of our top performers began the period at depressed valuations, and most were greatly disliked or misunderstood. Our best performer was Symantec, which happens to be a technology name, up 97.1%. Other top ten performers for the year included two banks (Sovereign Bancorp, up 67.4%, and UnionBanCal, up 55.8%), the two positions in Amazon.com, with the common stock up 39.8% and the bonds up 62.9%, and a varied group of other companies like Mandalay Resorts, Ceridian, Caremark, Radian and Big Lots. This broad representation of sectors -- a little technology, a little financial, a little health care, a little consumer -- is typical of this broad, diverse, and volatile market environment. We believe that we will continue to see the market driven by individual stocks rather than any broad sector themes. We think that our company-by-company, research-intensive, focused stock selection process (as opposed to an index-oriented, weighting sensitive, broadly diversified type style) will be extremely well positioned for this type of environment.

  Another factor that drove our performance for the last year was a lack of significant disasters. Though we certainly had stocks that were down, none were large positions that really self-destructed. The worst performer for the year was CNET Networks, purchased in the first quarter of last year, down 51.0%, followed by AOL and Acxiom. All three of these companies are reliant on advertising or direct mail spending, which has been severely curtailed in this economic slowdown.

  As we look to the next year and beyond, we are (as usual) looking to uncover areas that may be mispriced. Because we believe the market is relatively efficient, we find that opportunities to buy companies at stock prices that severely understate the values of the underlying businesses over the long term are not frequent, but when we find

---------------

(A) The inception date of the Special Investment Trust Institutional Class is December 1, 1994. Index returns are for periods beginning November 30, 1994.

(B) Average of the 233 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market.

(E) A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

them they usually occur at points of maximum pessimism. The common themes of our best performing stocks are usually that they began the period intensely out of favor, they or their industries were usually in the news (negatively) nearly every day, and as a result they had reached prices that were just too low. There are real institutional constraints for many investors that prohibit them from taking positions in these companies, viewed as "risky." One can imagine how a portfolio manager, after taking a position in something controversial that does not work out, may vow to himself never to have to try to explain something like that again to a board of directors or another constituency. Witness all the litigation threat, outrage, and "told-you-so" type attitude prevalent in the current environment because of Enron, Global Crossing and the bursting of the Internet bubble. It is because this institutional constraint exists, because human nature is to avoid controversy and because people tend to extrapolate current news flow into the future without trying to envision how things may change, that many stocks become extraordinarily undervalued when they are in the midst of turmoil. Not every stock that goes down precipitously becomes mispriced, but the areas that have the highest amount of negative sentiment are always a good hunting ground for potential mispricings. One will not always avoid the companies that turn out to really be as bad as they seem, but the returns available from the successful ones are very rewarding. We believe one of our competitive advantages is our willingness to analyze these distasteful names, since many other investors cannot, or will not, take the "risk" of owning the most controversial things. In our view, the perceived risk is often higher than the actual risk of a situation, if the valuation is low enough.

  One area of maximum pessimism in the market right now appears to us to be telecommunications. We are specifically enthusiastic about two companies that own so-called "new-age" networks that carry high speed data traffic. We have owned positions in Level 3 Communications and Broadwing for several quarters now, and we have added aggressively to both as their stock prices hit new lows.

  We strongly believe that the broadband sector of the telecom market is in a temporary maelstrom and not a permanent decline, and that these particular companies have their funding issues and balance sheets in order. We would note that we carefully selected these two from a myriad of similar companies, many of which went bankrupt. We looked at XO Communications, Williams, McLeod and Global Crossing, but passed on those. Our analysis of Broadwing and Level 3 is that they have superior business models, adequate funding, and very good management. These are qualities that will allow them to emerge as strong entities after the telecom disaster subsides, and their current stock prices reflect little differentiation between them and the truly bad companies in the sector. It is important to understand that in owning these companies we do not have to see them return to anything close to the expectations investors had for them at the peak of the hype, but that mere survival and viability will, we think, prove to be a positive that is not yet discounted appropriately in their stock prices.

  We purchased two new companies in the first calendar quarter, Nextel Communications and USA Interactive. Nextel has been a long-time holding in the large-cap-oriented Value Trust, but with the recent market action in all things telecom and all things with high financial leverage, Nextel's market cap has fallen to only $4 billion. We have analyzed the debt, liquidity, and funding situation and believe that the business is viable. We also firmly believe that Nextel's niche in wireless, as an enterprise provider with the only differentiated product in the market, is extremely valuable. We believe that on a per subscriber, Enterprise Value/Sales and Enterprise Value/EBITDA basis, Nextel's stock price seriously understates the value of the business.

  USA Interactive is not as obvious as a typical holding for us; it is one of the few names we are committing new capital to that is NOT at a multi-year low. Additionally, it is on the high side of our market cap spectrum. However, the strategic vision of CEO Barry Diller -- to build a one-of-a-kind e-commerce company -- is incredibly compelling. Diller has proven his ability to create value in the past, most recently with his sale of USA's entertainment assets to Vivendi for a wonderful price. We viewed this move as a critical event in the evolution of the company -- trading the highly valued, low growth, low return on asset entertainment businesses for the opportunity to build high growth, high return on asset interactive commerce businesses. Barry Diller is now armed with an arsenal of cash, a clear strategic vision, and many, many available assets for sale at fairly distressed prices. We believe the values of his operating businesses are mildly undervalued by the stock price, but that if one considers the opportunity and the strategic plan, the stock price does not reflect what we regard as a medium to high probability of success in this strategy. Should they succeed, USA will control a large percentage of e-commerce, with very high margins and a very efficient capital usage model. Under a variety of scenarios, the value creation potential provides significant appreciation opportunity.

  We are also enthusiastic about USA Interactive's policy on guidance, transparency and a focus on long-term economics. Two quarters ago, Barry Diller put out a press release about the danger of the game that many companies play with Wall Street -- that of managing guidance. The market is currently rife with abuses by companies in trying to present data to the world so that all positives are seen and all negatives are hidden. At best this practice is naive, and at worst it can become fraudulent. USA decided to stop giving guidance altogether, and instead to release their internal operating budgets. While the distinction may at first appear small, it is in fact very significant. By publishing the actual operating budgets by which they themselves are judged (and bonuses are awarded), the management lays themselves somewhat bare -- if they make the numbers it will not be simply because they managed our expectations to be "conservative," and then played games to pull out that last penny in earnings per share. USA's approach is an experiment, but given the value that we believe honesty, long-term focus and transparency should have in the marketplace, we believe it is an admirable example for any company.

  We thank you for your support again this year, and look forward to continuing our quest for excess returns. As always, we welcome your comments and questions.

                                          Lisa O. Rapuano, CFA

April 22, 2002
DJIA 10136.4

Performance Information

Legg Mason Special Investment Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of March 31, 2002

  The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Total returns as of March 31, 2002, for the Value Line Geometric Average(A) ("Value Line") and S&P 500 Stock Composite Index(B) are shown in the table below (additional Fund performance is shown with the graph).

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders.

  Total returns as of March 31, 2002, were as follows:

                                                        S&P 500
                              Special                    Stock
                             Investment   Value Line   Composite
                               Trust        Index        Index
----------------------------------------------------------------
Average Annual Total Return
  Institutional Class:
    One Year                   +16.69%      +2.42%       +0.21%
    Five Years                 +16.51%      +0.40%      +10.17%
    Life of Class(C)           +17.83%      +4.47%      +15.41%

Cumulative Total Return
  Institutional Class:
    One Year                   +16.69%      +2.42%       +0.21%
    Five Years                +114.71%      +2.00%      +62.30%
    Life of Class(C)          +232.79%     +37.77%     +186.09%
----------------------------------------------------------------

---------------

(A) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) Special Investment Trust Institutional Class inception date is December 1, 1994. Index returns are for periods beginning November 30, 1994.

Performance Comparison of a $1,000,000 Investment as of March 31, 2002

  The following graph compares the Fund's total returns to the Value Line and the S&P 500 Stock Composite indices. The graph illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

Legg Mason Special Investment Trust, Inc. -- Institutional Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            +16.69%           +16.69%
  Five Years         +114.71%           +16.51%
  Life of Class*     +232.79%           +17.83%
  -------------------------------------------------
  * Inception date: December 1, 1994
  -------------------------------------------------

[INVESTMENT CHART]

                                               SPECIAL INVESTMENT TRUST -    S&P 500 STOCK COMPOSITE
                                                  INSTITUTIONAL CLASS               INDEX(A)               VALUE LINE INDEX(B)
                                               --------------------------    -----------------------       -------------------

         12/1/94                                     1000000.00                      1000000.00                  1000000.00
                                                     1006340.00                      1014800.00                  1010900.00
         3/31/95                                     1058110.00                      1113600.00                  1063700.00
                                                     1142530.00                      1220000.00                  1133200.00
                                                     1245140.00                      1316900.00                  1205700.00
                                                     1246100.00                      1396200.00                  1205900.00
         3/31/96                                     1373920.00                      1471100.00                  1256600.00
                                                     1453870.00                      1537100.00                  1290500.00
                                                     1493300.00                      1584700.00                  1297900.00
                                                     1620420.00                      1716800.00                  1367200.00
         3/31/97                                     1549920.00                      1762800.00                  1350700.00
                                                     1800840.00                      2070700.00                  1529500.00
                                                     2078590.00                      2225600.00                  1702200.00
                                                     2000240.00                      2289500.00                  1655100.00
         3/31/98                                     2238430.00                      2608900.00                  1821100.00
                                                     2225380.00                      2695100.00                  1736400.00
                                                     1773010.00                      2427000.00                  1396000.00
                                                     2490310.00                      2943800.00                  1592400.00
         3/31/99                                     2641590.00                      3090600.00                  1490800.00
                                                     2857490.00                      3308300.00                  1696600.00
                                                     2773810.00                      3101700.00                  1521400.00
                                                     3308380.00                      3563500.00                  1570200.00
         3/31/00                                     3430210.00                      3645000.00                  1561500.00
                                                     3203850.00                      3548100.00                  1485700.00
                                                     3301790.00                      3513800.00                  1529400.00
                                                     3032870.00                      3238800.00                  1433300.00
         3/31/01                                     2851920.00                      2854900.00                  1345100.00
                                                     3269100.00                      3021900.00                  1456600.00
                                                     2416880.00                      2578100.00                  1133200.00
                                                     3135300.00                      2854300.00                  1346200.00
         3/31/02                                     3327900.00                      2860900.00                  1377700.00

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning November 30, 1994.

(B) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies. Index returns are for periods beginning November 30, 1994.

THE GRAPH DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY
            ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.

Legg Mason Special Investment Trust, Inc.

SELECTED PORTFOLIO PERFORMANCE(A)

 Strong performers for the year ended March 31, 2002(B)
--------------------------------------------------------
 1.   Symantec Corporation                      +97.1%
 2.   Sovereign Bancorp Inc.                    +67.4%
 3.   Amazon.com, Inc., Cv., 4.75%, due
        2/1/09                                  +62.9%
 4.   UnionBanCal Corporation                   +55.8%
 5.   Ceridian Corporation                      +55.1%

Weak performers for the year ended March 31, 2002(B)
-----------------------------------------------------
 1.  CNET Networks, Inc.                      -51.0%
 2.  Enterasys Networks, Inc.                 -50.5%
 3.  AOL Time Warner Inc.                     -41.1%
 4.  Acxiom Corporation                       -17.9%
 5.  UnumProvident Corporation                 -2.3%

(A) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.

(B) Securities held for the entire year.

PORTFOLIO CHANGES

    Securities added during the 1st quarter 2002
----------------------------------------------------
Nextel Communications, Inc.
USA Interactive

    Securities sold during the 1st quarter 2002
----------------------------------------------------
Gateway, Inc.
Modis Professional Services, Inc.

Statement of Net Assets

March 31, 2002
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                                             Shares/Par                     Value
--------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 96.6%

Consumer Discretionary -- 19.1%
  Hotels, Restaurants and Leisure -- 4.4%
  Mandalay Resort Group                                                           3,600                   $  110,520(A)
                                                                                                          ----------
  Internet and Catalog Retail -- 3.2%
  Amazon.com, Inc.                                                                5,500                       78,650(A)
                                                                                                          ----------
  Media -- 7.4%
  AOL Time Warner Inc.                                                            1,673                       39,567(A)
  USA Interactive                                                                 1,700                       54,009(A)
  WPP Group plc                                                                   8,027                       91,674
                                                                                                          ----------
                                                                                                             185,250
                                                                                                          ----------
  Multiline Retail -- 2.3%
  Big Lots, Inc.                                                                  4,000                       56,200(A)
                                                                                                          ----------
  Specialty Retail -- 1.8%
  The TJX Companies, Inc.                                                         1,100                       44,011
                                                                                                          ----------
Financials -- 24.6%
  Banks -- 7.0%
  Banknorth Group, Inc.                                                           1,600                       42,160
  Sovereign Bancorp Inc.                                                          3,600                       50,580
  UnionBanCal Corporation                                                         1,859                       81,811
                                                                                                          ----------
                                                                                                             174,551
                                                                                                          ----------
  Diversified Financials -- 7.9%
  AmeriCredit Corp.                                                               2,600                       98,774(A)
  Providian Financial Corporation                                                13,000                       98,150
                                                                                                          ----------
                                                                                                             196,924
                                                                                                          ----------
  Insurance -- 9.7%
  Radian Group Inc.                                                               3,000                      147,240
  UnumProvident Corporation                                                       3,300                       92,169
                                                                                                          ----------
                                                                                                             239,409
                                                                                                          ----------
Health Care -- 13.1%
  Biotechnology -- 1.5%
  Cell Genesys, Inc.                                                              2,100                       35,595(A,B)
                                                                                                          ----------
  Health Care Providers and Services -- 11.6%
  Anthem, Inc.                                                                      920                       52,941(A)
  Caremark Rx, Inc.                                                               5,900                      115,050(A)
  Wellpoint Health Networks Inc.                                                  1,900                      120,973(A)
                                                                                                          ----------
                                                                                                             288,964
                                                                                                          ----------

                                                                             Shares/Par                     Value
--------------------------------------------------------------------------------------------------------------------
Industrials -- 10.4%
  Commercial Services and Supplies -- 10.4%
  Ceridian Corporation                                                            3,000                   $   66,150(A)
  Manpower Inc.                                                                   1,805                       70,159
  Republic Services, Inc.                                                         6,500                      121,420(A)
                                                                                                          ----------
                                                                                                             257,729
                                                                                                          ----------
Information Technology -- 20.7%
  Communications Equipment -- 5.0%
  Enterasys Networks, Inc.                                                        9,400                       39,762(A)
  Research In Motion Limited                                                      2,000                       55,540(A)
  Riverstone Networks, Inc.                                                       4,721                       28,324(A)
                                                                                                          ----------
                                                                                                             123,626
                                                                                                          ----------
  Internet Software and Services -- 1.2%
  CNET Networks, Inc.                                                             5,529                       30,301(A)
                                                                                                          ----------
  IT Consulting and Services -- 6.3%
  Accenture Ltd.                                                                  2,625                       70,088(A)
  Acxiom Corporation                                                              5,000                       85,700(A,B)
                                                                                                          ----------
                                                                                                             155,788
                                                                                                          ----------
  Software -- 8.2%
  Sybase, Inc.                                                                    5,179                       90,482(A,B)
  Symantec Corporation                                                            2,760                      113,756(A)
                                                                                                          ----------
                                                                                                             204,238
                                                                                                          ----------
Telecommunication Services -- 6.4%
  Diversified Telecommunication Services -- 4.4%
  Broadwing Inc.                                                                  8,900                       62,211(A)
  Level 3 Communications, Inc.                                                   13,500                       48,060(A)
                                                                                                          ----------
                                                                                                             110,271
                                                                                                          ----------
  Wireless Telecommunication Services -- 2.0%
  Nextel Communications, Inc.                                                     9,200                       49,496(A)
                                                                                                          ----------
Utilities -- 2.3%
  Electric Utilities -- 2.3%
  Calpine Corporation                                                             4,600                       58,420(A)
                                                                                                          ----------
Total Common Stock and Equity Interests (Identified Cost -- $1,730,488)                                    2,399,943
--------------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 3.0%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09                                     $  120,000                       73,812
                                                                                                          ----------
Total Corporate and Other Bonds (Identified Cost -- $75,503)                                                  73,812
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.4%

J.P. Morgan Chase & Co.
  1.88%, dated 3/28/02, to be repurchased at $5,722 on 4/1/02 (Collateral:
  $5,695 Federal Home Loan Bank notes, 6.75%, due 8/15/02, value $5,839)          5,721                        5,721

                                                                             Shares/Par                     Value
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- Continued

Morgan Stanley Dean Witter & Co., Inc.
  1.88%, dated 3/28/02, to be repurchased at $5,722 on 4/1/02 (Collateral:
  $5,625 Fannie Mae mortgage-backed securities, 7.5%, due 9/1/31, value
  $5,857)                                                                    $    5,721                   $    5,721
                                                                                                          ----------
Total Repurchase Agreements (Identified Cost -- $11,442)                                                      11,442
--------------------------------------------------------------------------------------------------------------------
Total Investments -- 100.0% (Identified Cost -- $1,817,433)                                                2,485,197
Other Assets Less Liabilities -- N.M.                                                                           (845)
                                                                                                          ----------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
   66,646 Primary Class shares outstanding                                   $1,661,722
    2,657 Institutional Class shares outstanding                                 71,431
Accumulated net realized gain/(loss) on investments and foreign currency
  transactions                                                                   83,440
Unrealized appreciation/(depreciation) of investments and foreign currency
  translations                                                                  667,759
                                                                             ----------

NET ASSETS -- 100.0%                                                                                      $2,484,352
                                                                                                          ==========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                                               $35.72
                                                                                                          ==========
  INSTITUTIONAL CLASS                                                                                         $39.05
                                                                                                          ==========
--------------------------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2002, the total market value of Affiliated Companies was $211,777 and the identified cost was $216,975.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Operations

For the Year Ended March 31, 2002
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

-------------------------------------------------------------------------------------------------
Investment Income:

Dividends:
      Affiliated companies                                    $    --
      Other securities(A)                                       7,389
Interest                                                       10,765
                                                              -------
      Total income                                                                       $ 18,154

Expenses:

Investment advisory fee                                        16,046
Distribution and service fees                                  21,790(B)
Audit and legal fees                                               92
Custodian fee                                                     431
Directors' fees                                                    23
Registration fees                                                  31
Reports to shareholders                                           324
Transfer agent and shareholder servicing expense                1,105(B)
Other expenses                                                     57
                                                              -------
                                                               39,899
      Less expenses reimbursed                                    (54)
                                                              -------
      Total expenses, net of reimbursement                                                 39,845
                                                                                         --------
NET INVESTMENT INCOME/(LOSS)                                                              (21,691)
                                                                                         --------

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on investments and foreign currency
  transactions                                                 83,443(C)

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations               270,467
                                                              -------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                                    353,910
-------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                           $332,219
-------------------------------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $50.

(B) See Note 1 to financial statements.

(C) Includes $41,217 of net realized gain/(loss) on sale of shares of Affiliated Companies.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                                    For the Years Ended March 31,
                                                              -----------------------------------------
                                                                     2002                  2001
-------------------------------------------------------------------------------------------------------
Change in Net Assets:

Net investment income/(loss)                                      $  (21,691)           $  (22,521)

Net realized gain/(loss) on investments and foreign currency
  transactions                                                        83,443                68,146

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                      270,467              (526,880)
-------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                       332,219              (481,255)

Distributions to shareholders:

  From net realized gain on investments:
      Primary Class                                                  (65,177)              (99,880)
      Institutional Class                                             (2,918)               (4,456)

Change in net assets from Fund share transactions:
      Primary Class                                                   37,156                 2,198
      Institutional Class                                             (8,480)                3,007
-------------------------------------------------------------------------------------------------------
Change in net assets                                                 292,800              (580,386)

Net Assets:

Beginning of year                                                  2,191,552             2,771,938
-------------------------------------------------------------------------------------------------------
End of year                                                       $2,484,352            $2,191,552
-------------------------------------------------------------------------------------------------------
Accumulated net investment income/(loss)                          $       --            $       --
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Special Investment Trust, Inc.

  Contained below is per share operating performance data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                    Investment Operations
                                                           ----------------------------------------
                                               Net Asset      Net        Net Realized
                                                Value,     Investment   and Unrealized   Total From
                                               Beginning    Income/     Gain/(Loss) on   Investment
                                                of Year      (Loss)      Investments     Operations
---------------------------------------------------------------------------------------------------
Years Ended Mar. 31,
     2002                                       $34.35       $ .05          $ 5.65         $ 5.70
     2001                                        42.91         .04           (7.08)         (7.04)
     2000                                        40.51        (.19)          10.63          10.44
     1999                                        37.12         .03            6.02           6.05
     1998                                        27.04          --           11.58          11.58
---------------------------------------------------------------------------------------------------

See notes to financial statements.

                 Distributions
    ----------------------------------------
                  From Net                     Net Asset
     From Net     Realized                      Value,
    Investment     Gain on         Total        End of
      Income     Investments   Distributions     Year
--------------------------------------------------------
       $ --        $(1.00)        $(1.00)       $39.05
         --         (1.52)         (1.52)        34.35
         --         (8.04)         (8.04)        42.91
         --         (2.66)         (2.66)        40.51
         --         (1.50)         (1.50)        37.12
--------------------------------------------------------

                          Ratios/Supplemental Data
     ------------------------------------------------------------------
                           Net Investment
               Expenses    Income/(Loss)    Portfolio     Net Assets,
     Total    to Average     to Average     Turnover      End of Year
     Return   Net Assets     Net Assets       Rate      (in thousands)
---  ------------------------------------------------------------------
      16.69%     .76%             .1%         36.6%        $103,741
     (16.86)%    .75%             .1%         36.7%          99,958
      29.85%     .75%            (.2)%        29.3%         122,078
      18.01%     .78%             .1%         47.8%          71,492
      44.42%     .80%             --          29.8%          63,299
---

Notes to Financial Statements

Legg Mason Special Investment Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:

  The Legg Mason Special Investment Trust, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  The Fund consists of two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended March 31, 2002, transfer agent and shareholder servicing expenses were allocated as follows:
Primary Class, $1,090; and Institutional Class, $15.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2002, receivables for securities sold and payables for securities purchased for the Fund were as follows:

Receivable for            Payable for
Securities Sold       Securities Purchased
------------------------------------------
    $14,545                 $11,813

  For the year ended March 31, 2002, security transactions (excluding short-term investments) were as follows:

Purchases       Proceeds From Sales
-----------------------------------
$824,086             $876,373

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights.

--------------------------------------------------------------------------------

The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized and included in interest income for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

  As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which requires amortizing discount and premium on debt securities. Prior to April 1, 2001, the Fund did not amortize market discounts on debt securities. There was no impact on the Fund as a result of adopting this accounting principle.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  Distributions during the years ended March 31, 2002 and 2001, were characterized as follows for tax purposes:

                                  For the Years Ended
                                       March 31,
                                ------------------------
                                 2002             2001
--------------------------------------------------------
Long-term capital gains         $68,095         $104,336
                                -------         --------
Total distributions             $68,095         $104,336
                                =======         ========

  The tax basis components of net assets at March 31, 2002, were as follows:

Unrealized appreciation                            $  876,632
Unrealized depreciation                              (208,873)
                                                   ----------
Net unrealized appreciation/(depreciation)            667,759
Undistributed long-term capital gains                  83,440
Paid-in capital                                     1,733,153
                                                   ----------
Net assets                                         $2,484,352
                                                   ==========

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2002, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income         $ 21,691
Accumulated net realized
  gain/(loss)                                    (74)
Paid-in capital                              (21,617)

  At March 31, 2002, the cost of investments for federal income tax purposes was $1,817,433.

--------------------------------------------------------------------------------

3. Transactions With Affiliates:

  The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to the agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund's average daily net assets. Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment adviser to the Fund, under compensation agreements substantially similar to those with the current adviser.

  The Fund's agreement with LMFM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund's independent directors. The following chart shows the annual rate of audit and directors' expenses reimbursed and advisory fees payable for the Fund:

                                                               Year Ended           At
                                                             March 31, 2002   March 31, 2002
                                                             --------------   --------------
                                                                Expenses         Advisory
       Class         Advisory Fee      Asset Breakpoint        Reimbursed      Fee Payable
--------------------------------------------------------------------------------------------
Primary Class            1.00%          $0-$100 million           $52             $1,370
                         0.75%      $100 million-$1 billion
                         0.65%      in excess of $1 billion
Institutional Class  same as above       same as above              2                 59

  LMFA serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA's services to the Fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. For the year ended March 31, 2002, LMFA received $1,138.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                        At March 31, 2002
                                     ------------------------
Distribution         Service         Distribution and Service
    Fee                Fee                 Fees Payable
-------------------------------------------------------------
   0.75%              0.25%                   $1,970

  The Fund paid $27 in brokerage commissions to Legg Mason for Fund security transactions during the year ended March 31, 2002.

  LM Fund Services, Inc., a registered transfer agent, has an agreement with the Fund's transfer agent to assist it with some if its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $357 for the year ended March 31, 2002.

  LMFM, LMFA, Legg Mason, and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

--------------------------------------------------------------------------------

4. Transactions With Affiliated Companies:

  An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the year ended March 31, 2002, of companies that are or were affiliated were as follows:

                                        Purchased              Sold
                         Value at    ----------------   -------------------   Value at     Realized
                          3/31/01     Cost     Shares     Cost      Shares     3/31/02    Gain/(Loss)
-----------------------------------------------------------------------------------------------------
Republic Services, Inc.  $176,250    $    --      --    $ (38,038)   (2,900)  $     --      $16,072(A)
Modis Professional
  Services, Inc.           24,042         --      --      (64,950)   (5,227)        --       25,138
Cell Genesys, Inc.         25,650      5,104     300           --        --     35,595           --
Sybase, Inc.               63,705     19,063   1,290       (3,976)     (221)    90,482          (68)
Ceridian Corporation       57,350         --      --       (1,541)     (100)        --           75(B)
Acxiom Corporation             --      9,144     700           --        --     85,700           --
                         --------    -------   -----    ---------   -------   --------      -------
                         $346,997    $33,311   2,290    $(108,505)   (8,448)  $211,777      $41,217
                         ========    =======   =====    =========   =======   ========      =======

5. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. During the year ended March 31, 2002, the Fund made no borrowings under the Credit Agreement.

6. Fund Share Transactions:

  At March 31, 2002, there were 100,000 shares authorized at $.001 par value for the Primary Class and 50,000 shares authorized at $.001 par value for the Institutional Class of the Fund. Share transactions were as follows:

                                                      Reinvestment
                                      Sold          of Distributions
                               ------------------   ----------------
                               Shares    Amount     Shares   Amount
--------------------------------------------------------------------
-- Primary Class
  Year Ended March 31, 2002     7,506   $ 246,827   1,837    $63,422
  Year Ended March 31, 2001     7,262     260,822   2,639     97,671

-- Institutional Class
  Year Ended March 31, 2002       344   $  12,637      77    $ 2,873
  Year Ended March 31, 2001     3,346     122,823     112      4,429
--------------------------------------------------------------------

                                  Repurchased          Net Change
                               ------------------   ----------------
                               Shares    Amount     Shares   Amount
--------------------------------------------------------------------
-- Primary Class
  Year Ended March 31, 2002    (8,417)  $(273,093)    926    $37,156
  Year Ended March 31, 2001    (9,972)   (356,295)    (71)     2,198

-- Institutional Class
  Year Ended March 31, 2002      (674)  $ (23,990)   (253)   $(8,480)
  Year Ended March 31, 2001    (3,393)   (124,245)     65      3,007
--------------------------------------------------------------------

---------------

(A) Due to the sale of shares, the security is no longer an affiliated company. As of March 31, 2002, the Fund held 3.78% of the total outstanding shares.

(B) Due to the sale of shares, the security is no longer an affiliated company. As of March 31, 2002, the Fund held 2.05% of the total outstanding shares.

Report of Independent Accountants

To the Board of Directors and Institutional Class Shareholders of Legg Mason Special Investment Trust, Inc.:

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Special Investment Trust, Inc. (hereafter referred to as the "Fund") at March 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
April 30, 2002

Directors and Officers

  The table below provides information about the Fund's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Baltimore, Maryland 21202.

 ------------------------------------------------------------------------------------------------
                                     TERM OF
                                     OFFICE
                                       AND
                      POSITION(S)    LENGTH               NUMBER OF                  OTHER
                       HELD WITH     OF TIME             LEGG MASON              DIRECTORSHIPS
    NAME AND AGE         FUND       SERVED(A)          FUNDS OVERSEEN                 HELD
 ------------------------------------------------------------------------------------------------
 Curley, John F.,      Chairman      Since      Chairman and Director/Trustee  None
 Jr.                   and           1985       of all Legg Mason funds
 Age 62                Director                 (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Fetting, Mark R.(B)   President     Since      Director of Legg Mason Value   Director of the
 Age 47                and           2001       Trust, Inc., Legg Mason        Royce Family of
                       Director                 Investment Trust, Inc. and     Funds (consisting
                                                Legg Mason Charles Street      of 17 portfolios).
                                                Trust, Inc.; President of all
                                                Legg Mason funds (consisting
                                                of 23 portfolios).
 ------------------------------------------------------------------------------------------------
 Gilmore, Richard G.   Director      Since      Director/Trustee of all Legg   Director of CSS
 Age 74                              1990       Mason funds (consisting of 23  Industries, Inc.
                                                portfolios).                   (diversified
                                                                               holding company
                                                                               that makes
                                                                               seasonal
                                                                               decorative
                                                                               products).
 ------------------------------------------------------------------------------------------------
 Lehman, Arnold L.     Director      Since      Director/Trustee of all Legg   None
 Age 57                              1985       Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Mason, Raymond A.     Director      Since      Director of Legg Mason Value   None
 Age 65                              1985       Trust, Inc.
 ------------------------------------------------------------------------------------------------
 McGovern, Jill E.     Director      Since      Director/Trustee of all Legg   None
 Age 57                              1989       Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------

 -------------------  -------------------------------------

                             PRINCIPAL OCCUPATION(S)
    NAME AND AGE           DURING THE PAST FIVE YEARS
 -------------------  -------------------------------------
 Curley, John F.,     Director and/or officer of various
 Jr.                  other Legg Mason affiliates. Retired
 Age 62               Vice Chairman and Director of Legg
                      Mason, Inc. and Legg Mason Wood
                      Walker, Incorporated. Formerly:
                      Director of Legg Mason Fund Adviser,
                      Inc. and Western Asset Management
                      Company (each a registered investment
                      adviser).
 -------------------  -------------------------------------
 Fetting, Mark R.(B)  Executive Vice President of Legg
 Age 47               Mason, Inc. Director and/or officer
                      of various other Legg Mason
                      affiliates. Formerly: Division
                      President and Senior Officer of
                      Prudential Financial Group, Inc. and
                      related companies, including fund
                      boards and consulting services to
                      subsidiary companies (1991-2000);
                      Partner, Greenwich Associates; Vice
                      President, T. Rowe Price Group, Inc.
 -------------------  -------------------------------------
 Gilmore, Richard G.  Trustee of Pacor Settlement Trust,
 Age 74               Inc. Formerly: Senior Vice President,
                      Chief Financial Officer and Director
                      of PECO Energy Co., Inc. (now Exelon
                      Corporation); Director of Finance for
                      the City of Philadelphia; Executive
                      Vice President and Treasurer, Girard
                      Bank and Vice President of its parent
                      holding company, the Girard Company.
 -------------------  -------------------------------------
 Lehman, Arnold L.    Director of The Brooklyn Museum of
 Age 57               Art. Formerly: Director of The
                      Baltimore Museum of Art.
 -------------------  -------------------------------------
 Mason, Raymond A.    Chairman of the Board, President and
 Age 65               Chief Executive Officer of Legg
                      Mason, Inc. Chairman and Chief
                      Executive Officer of Legg Mason Wood
                      Walker, Incorporated. Chairman and/or
                      Director of various other Legg Mason
                      affiliates. Trustee and
                      Chairman-Elect of The Johns Hopkins
                      University.
 -------------------  -------------------------------------
 McGovern, Jill E.    Chief Executive Officer of The Marrow
 Age 57               Foundation since 1993. Formerly:
                      Executive Director of the Baltimore
                      International Festival (1991-1993);
                      Senior Assistant to the President of
                      The Johns Hopkins University
                      (1986-1990).
 -------------------  -------------------------------------

 ------------------------------------------------------------------------------------------------
                                     TERM OF
                                     OFFICE
                                       AND
                      POSITION(S)    LENGTH               NUMBER OF                  OTHER
                       HELD WITH     OF TIME             LEGG MASON              DIRECTORSHIPS
    NAME AND AGE         FUND       SERVED(A)          FUNDS OVERSEEN                 HELD
 ------------------------------------------------------------------------------------------------
 O'Brien, G. Peter     Director      Since      Director/Trustee of all Legg   Director of the
 Age 56                              1999       Mason funds except Legg Mason  Royce Family of
                                                Income Trust, Inc. and Legg    Funds (consisting
                                                Mason Tax Exempt Trust, Inc.   of 17 portfolios);
                                                (consisting of 18              Renaissance
                                                portfolios).                   Capital Greenwich
                                                                               Funds; and
                                                                               Pinnacle Holdings,
                                                                               Inc. (wireless
                                                                               communications).
 ------------------------------------------------------------------------------------------------
 Rodgers, T.A.         Director      Since      Director/Trustee of all Legg   None
 Age 67                              1985       Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Duffy, Marc R.(B)     Vice          Since      Vice President and Secretary   None
 Age 44                President     2000       of all Legg Mason funds
                       and                      (consisting of 23
                       Secretary                portfolios).
 ------------------------------------------------------------------------------------------------
 Karpinski, Marie      Vice          Since      Vice President and Treasurer   None
 K.(B)                 President     1985       of all Legg Mason funds
 Age 53                and                      (consisting of 23
                       Treasurer                portfolios).
 ------------------------------------------------------------------------------------------------

 -------------------  -------------------------------------

                             PRINCIPAL OCCUPATION(S)
    NAME AND AGE           DURING THE PAST FIVE YEARS
 -------------------  -------------------------------------
 O'Brien, G. Peter    Trustee of Colgate University.
 Age 56               President of Hill House, Inc.
                      (residential home care). Formerly:
                      Managing Director, Equity Capital
                      Markets Group of Merrill Lynch & Co.
                      (1971-1999).
 -------------------  -------------------------------------
 Rodgers, T.A.        Principal, T.A. Rodgers & Associates
 Age 67               (management consulting). Formerly:
                      Director and Vice President of
                      Corporate Development, Polk Audio,
                      Inc. (manufacturer of audio
                      components).
 -------------------  -------------------------------------
 Duffy, Marc R.(B)    Associate General Counsel of Legg
 Age 44               Mason Wood Walker, Incorporated.
                      Formerly: Senior Associate,
                      Kirkpatrick & Lockhart LLP
                      (1996-1999); Senior Counsel,
                      Securities and Exchange Commission,
                      Division of Investment Management
                      (1989-1995).
 -------------------  -------------------------------------
 Karpinski, Marie     Vice President and Treasurer of Legg
 K.(B)                Mason Fund Adviser, Inc. and Western
 Age 53               Asset Funds, Inc.; Treasurer of
                      Pacific American Income Shares, Inc.
                      and Western Asset Premier Bond Fund.
 -------------------  -------------------------------------

(A) Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Officers of the Fund are interested persons (as defined in the 1940 Act).

 Mr. Curley, Mr. Fetting and Mr. Mason are considered to be interested persons (as defined in the 1940 Act) of the Fund on the basis of their employment with the Fund's investment adviser or its affiliated entities (including the Fund's principal underwriter) and Legg Mason, Inc., the parent holding company.

         ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS
            IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION,
                    AVAILABLE WITHOUT CHARGE UPON REQUEST BY
                            CALLING 1-800-822-5544.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

               EQUITY FUNDS:                                   SPECIALTY FUNDS:
Value Trust                                   Balanced Trust
Special Investment Trust                      Financial Services Fund
American Leading Companies Trust              Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

               GLOBAL FUNDS:                                 TAXABLE BOND FUNDS:
Global Income Trust                           U.S. Government Intermediate-Term Portfolio
Europe Fund                                   Investment Grade Income Portfolio
International Equity Trust                    High Yield Portfolio
Emerging Markets Trust

            TAX-FREE BOND FUNDS:                             MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust       U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust                Cash Reserve Trust
Pennsylvania Tax-Free Income Trust            Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                              Investment Manager

                              Legg Mason Funds Management, Inc.
                              Baltimore, MD

                              Board of Directors

                              John F. Curley, Jr., Chairman
                              Mark R. Fetting, President
                              Richard G. Gilmore
                              Arnold L. Lehman
                              Raymond A. Mason
                              Dr. Jill E. McGovern
                              G. Peter O'Brien
                              T. A. Rodgers

                              Transfer and Shareholder Servicing Agent

                              Boston Financial Data Services
                              Boston, MA

                              Custodian

                              State Street Bank & Trust Company
                              Boston, MA

                              Counsel

                              Kirkpatrick & Lockhart LLP
                              Washington, DC

                              Independent Accountants

                              PricewaterhouseCoopers LLP
                              Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

5/02